              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We have  issued  our report  dated  February  23,  2001,  accompanying  the consolidated financial statements incorporated by reference in the Annual Report of Community  First Banking Company on Form 10-K for the year ended December 31,
2000. We hereby consent to the  incorporation by reference of said report in the
Registration  Statement of Community First Banking Company on Form S-8 (File No.
333-46987, effective February 27, 1998).

                                                     /s/PORTER KEADLE MOORE, LLP

Atlanta, Georgia
March 27, 2001